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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  June 2, 1997



                           CAREY INTERNATIONAL, INC.
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            (Exact name of registrant as specified in its charter)


        Delaware                   000-22551           52-1171965
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(State of incorporation           (Commission        (IRS Employer
    or organization)              File Number)     Identification No.)

             4530 Wisconsin Avenue, N.W., Washington, D.C.  20016
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           (Address of principal executive offices)      (Zip Code)


        Registrant's telephone number, including area code:   (202) 895-1200
                                                              --------------


                                      N/A

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        (Former name or former address, if changed since last report.)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
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     On June 2, 1997, Carey International, Inc. (the "Company") acquired all of the issued and outstanding capital stock of Manhattan International Limousine Network Ltd. ("MILN") and International Limousine Network Ltd. ("ILN" and, collectively with MILN, "Manhattan Limousine") for aggregate consideration of $14.2 million, composed of (i) $7.1 million in cash, (ii) $4.7 million in promissory notes bearing interest at the rate of 8.0% per annum and payable one year from the date of the acquisition, and (iii) 228,571 shares of the Company's common stock, $.01 par value per share (the "Common Stock"). In connection with the acquisition, the Company also repaid approximately $3.5 million of Manhattan Limousine's indebtedness. The cash portion of the purchase price and the repayment of indebtedness was funded from the proceeds of the Company's initial public offering of Common Stock. The purchase price paid by the Company in connection with the acquisition was determined as the result of negotiations between the Company and Manhattan Limousine. The Agreement and Plan of Merger, pursuant to which MILN was acquired through a merger with a wholly-owned subsidiary of the Company, and the Stock Purchase Agreement, pursuant to which the outstanding stock of ILN was acquired from its stockholders, are included as exhibits hereto. Manhattan Limousine, based in Long Island City, New York, provides chauffeured vehicle services to major hotels, airlines and other corporate customers both in the New York metropolitan area and internationally through its service provider network of more than 300 affiliates.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
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     (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

     The audited financial statements of Manhattan Limousine as of and for the year ended September 30, 1996 (and the report of Coopers & Lybrand L.L.P., certified independent accountants, thereon) and the unaudited financial statements of Manhattan Limousine as of and for the five months ended February 28, 1997, previously have been included in, and are incorporated by reference to, the Company's Registration Statement on Form S-1 (No. 333-22651).

     (b)  PRO FORMA FINANCIAL INFORMATION.

     The Company's Pro Forma Consolidated Balance Sheet as of February 28, 1997, and Pro Forma Consolidated Statements of Income for the year ended November 30, 1996, and the three months ended November 30, 1996 and February 28, 1997, respectively, previously have been included in, and are incorporated by reference to, the Company's Registration Statement on Form S-1 (No. 333-22651).

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     (c)  EXHIBITS

     The following exhibits are filed herewith by incorporation by reference to the Company's Registration Statement on Form S-1 (No. 333-22651).

     2.1 Agreement and Plan of Merger dated as of March 1, 1997 by and among Carey International, Inc., Manhattan International Limousine Network Ltd., MILN Acquisition Corporation and Michael Hemlock

     2.2 Stock Purchase Agreement dated as of March 1, 1997 by and among Carey International, Inc. Alfred J. Hemlock and Lupe C. Hemlock

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registration has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        CAREY INTERNATIONAL, INC.


                                        BY: /s/ David H. Haedicke
                                           ----------------------------------
                                           David H. Haedicke, Executive Vice
                                           President and Chief Financial Officer

Date:  June 13, 1997

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